GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Investment Grade Corporate 10+ Year Bond ETF

Goldman Sachs Access U.S. Treasury Bond ETF

(the “Funds”)

Supplement dated September 10, 2020 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated July 6, 2020

The above-listed Funds are not yet in operation and thus are not currently offered by the Goldman Sachs ETF Trust.

This Supplement should be retained with your Prospectus and SAI for future reference.

ACFIETFOPSSTK 09-20